UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 23, 2015

CAMBIUM LEARNING GROUP, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34575	27-0587428
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17855 North Dallas Parkway, Suite 400, Dallas, Texas		75287
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 399-1995

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2015, George Logue, Executive Vice President of Cambium Learning Group, Inc. (the "Company") and President of Voyager Sopris Learning, a division of the Company, notified the Company of his intention to retire from the Company and its affiliates during 2015. Mr. Logue has served on the Company’s senior management team since 2003. The Company intends to immediately begin the search to identify a successor to Mr. Logue, and Mr. Logue has agreed to continue in his current position with the Company until such successor is appointed and the role is transitioned. Because Mr. Logue has agreed to remain at the Company and assist with these efforts, the effective date of Mr. Logue’s departure is not known at this time.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBIUM LEARNING GROUP, INC.

January 26, 2015	By:	/s/ Barbara Benson

Name: Barbara Benson
Title: Chief Financial Officer